--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Third Quarter Report of The Europe Fund, Inc. On September 30, 1995, the end of the period under review, the Fund's net assets totalled $149.5 million. This represents a net asset value per share of $14.86, a rise of 53.13% from its initial value after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with a 65.45% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $13.00 per share on the New York Stock Exchange, which represents a 12.52% discount to the Fund's net asset value per share.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                          [SIGNATURE]        [SIGNATURE]
          Anthony M. Solomon                 Richard J. Oldfield
          Chairman of the Board              President

INVESTMENT REVIEW

  During the third quarter of 1995, your Fund experienced a rise in net asset value of 5.17%, which compared with an increase of 4.31% in the value of the MSCI Europe Index. These results are recorded in total return and dollar-based terms.

  European equity markets generally rose during the quarter, driven by a benign interest rate background. The economic background is little changed fundamentally, although the rate of growth has slowed slightly. Inflation remains subdued, confidence is at a low ebb and fiscal pressures are intense in many countries. Market returns were closely clustered with Sweden and Finland performing particularly well on the back of good company results. The worst performing of the major markets was France, as sentiment was undermined by concerns over budgetary measures coupled with disappointing half year results. In Italy, political uncertainty continues to weigh heavily on sentiment. The ground gained by the Lira on the back of a potential EMU entry was lost by the general turmoil in European currencies following remarks by the German finance minister. In Spain, inflation expectations have improved substantially over the last few months as the Peseta appreciated to a level higher than that of the beginning of the year and commodity prices started easing.

ECONOMIC AND MARKET OUTLOOK

  Interest rates are expected to stay low, with further reductions possible in the short-term rates in the core economies of Europe. Fiscal problems which had temporarily been overlooked by the market remain unresolved. Long bond yields in the U.K., Italy and Spain are not expected to fall further following reductions already seen this year. On the whole, corporate results are generally improving and strong earnings growth is still expected to continue in certain areas of the market throughout 1996. However, the slowing down of growth and weakening of confidence have meant that stock selection is becoming increasingly important.

PORTFOLIO SUMMARY

  During the three-month period to September 30, 1995, the Fund purchased new holdings in Christiana Bank and Nutricia and added to holdings in TFI, Bayer, Avesta Sheffield, Praktiker and Unidanmark. Holdings in Nokia, Rhoen Klinikum and Royal Bank of Scotland were reduced.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total equities held at September 30, 1995 are outlined below:

                                                                          FUND       MSCI EUROPE INDEX
                                                                        ---------  ---------------------
Austria...............................................................     --                  0.7
Belgium...............................................................     --                  2.3
Czech Republic........................................................        0.2           --
Denmark...............................................................        0.9              1.6
Finland...............................................................        4.6              1.6
France................................................................       18.1             12.6
Germany...............................................................       13.9             13.8
Hungary...............................................................        0.7           --
Ireland...............................................................        1.2              0.6
Italy.................................................................        0.9              4.8
Luxembourg............................................................        0.8           --
Netherlands...........................................................        5.5              8.0
Norway................................................................        2.4              1.0
Portugal..............................................................        1.0           --
Spain.................................................................        3.0              3.5
Sweden................................................................        9.9              4.3
Switzerland...........................................................        6.0             11.4
Turkey................................................................        0.2           --
United Kingdom........................................................       30.7             33.8
                                                                        ---------            -----
                                                                            100.0%           100.0%

  The Fund's ten largest equity holdings at September 30, 1995 were:

NOKIA AB

  Nokia, headquartered in Finland, is comprised of four business units: telecommunications, mobile phones, consumer electronics and cable & machinery. The company sustained losses in 1992 but after substantial restructuring in the consumer electronics division and strong orders in the telecommunications and mobile phone operation--stimulated further by the benefits of the Finnish devaluation--the prospects have been transformed. The modest rating compared to similar companies in the sector and the consistent flow of new orders leaves scope for further strong performance.

TOTAL SA

  Total is one of the leading French oil companies. It has the highest reserve replacement ratio amongst its European peer group at over 200% and the second lowest finding cost ratio. Total has a strong balance sheet and its production profile is set to double by the year 2000 with discoveries in the Far East and Latin America. In view of the earnings outlook the stock is attractively valued, relative to its European peer group.

ASEA AB

  Asea forms 50% of the Asea Brown Boveri Group (ABB), having merged its activities with those of the Swiss industrial, Brown Boveri, in the 1980s. ABB, which is predominately involved in the provision of infrastructure, divides its activities between more than 1,000 companies and is present in over 130 countries worldwide. The bulk of its activities is related to the general and subsequent distribution of power, while the remainder comprises a diverse spread ranging from transportation and robotics to financial services. Geographically, while predominately involved in Europe, ABB has, in recent years, sought to expand its activities in the Far East. ABB has been proactive in switching its manufacturing facilities from high cost countries towards lower cost countries and is well placed to benefit from a recovery in infrastructure expenditures both in Europe and in lesser developed countries which are experiencing a gradually rising trend in infrastructure spending.

BUT SA
  But is the second largest distributor of furniture and consumer durables in France. The sale of Carrefour's 30% stake to institutional investors in France and abroad has increased liquidity for what is a very interesting growth company operating in a specialist niche area.

TELEVISION FRANCAISE
  TFI is the leading TV channel in France. It has the highest audience ratings and holds 54% of the TV advertising market. The group's financial position is extremely sound with a strong net cash position. The current share price does not take full account of the company's earnings outlook and is trading at a discount to the French media sector.

BRITISH BIOTECHNOLOGY GROUP PLC
  The company is one of the leading biotechnology companies in the U.K. with several products showing promise in clinical trials. The leading development candidate is Batimastat, the anti-cancer drug, which should release phase III trial results during 1995. Although the company will not report any significant profits before 1997, it is active in several areas which could produce blockbuster drugs. The company is relatively attractively valued and there appears to be a chance of further progress over the next year.

RHOEN KLINIKUM
  The company operates 2 health care clinics, a neurological clinic, an addiction treatment center and a cardiovascular surgery unit. The cardiovascular surgery unit accounts for approximately 10% of heart operations in West Germany and has the lowest mortality rate in the country. The company's profitability is effectively underwritten by the inefficiency of its state run competitors. Rhoen operates within the same fee structure as public hospitals and, thus, any efficiencies achieved relative to its competitors result in improved margins.

  The state system has been brought under increased pressure by the process of reunification. This has provided a major opportunity for Rhoen Klinikum, which has moved quickly, to establish itself in eastern Germany. The company is a well managed and rationalized provider of acute hospital services. Its expanding range of services and geographical locations should provide solid earnings growth in the foreseeable future.

CIPE FRANCE
  Cipe is the French leader in telesurveillance with a market share exceeding 35%. It offers a complete range of services, including the supply of equipment, installation and maintenance of telesurveillance devices. Since its founding in 1986, the company has grown by over 20% per year. Cipe has a strong balance sheet and is expected to benefit from a continuing strong growth rate in customer numbers, as the underdeveloped security services market in France expands.

GKN PLC
  GKN operates in the automotive components and defense engineering markets. Recent interim results were well above expectations, driven mainly by the automotive division. Orders for the second half remain strong. Demand rose strongly in continental Europe and Britain. The company remains financially sound and is one of the leading organizations in the sector.

BAYER AG
  Bayer is one of the world's most diversified companies with business in chemicals, healthcare and imaging technology. The company reported half year results ahead of market expectations. Stronger volume and pricing were the driving force behind the progress. The recent interest rate cuts in the U.S., Germany and other continental European countries heightens the prospect that the interest rate cycle may be peaking, which has helped to renew interest in the chemicals sector as a whole, and for Bayer in particular.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 1995 (UNAUDITED)

----------------------------------------------------------
   SHARES              DESCRIPTION               VALUE
----------------------------------------------------------
COMMON STOCKS & WARRANTS -- 84.1%
               CZECH REPUBLIC--0.2%
       10,000  +Central European Media.....  $     252,500
               --Consumer Goods
                                             -------------
                                                   252,500
                                             -------------
               DENMARK--0.7%
       24,900  Unidanmark AS...............      1,090,465
               --Banking
                                             -------------
                                                 1,090,465
                                             -------------
               FINLAND--0.9%
        9,700  Finnair Oy..................         75,939
               --Transportation--Airlines
       70,000  +Outokumpu Oy...............      1,243,252
               --Metals--Non-Ferrous
       60,000  +Outokumpu Oy "A"
                 (Warrants)(a).............          9,815
               --Metals--Non-Ferrous
                                             -------------
                                                 1,329,006
                                             -------------
               FRANCE--16.4%
       23,000  BIC.........................      1,985,463
               --Recreation & Other
                 Consumer Goods
       13,500  But SA......................      3,545,616
               --Services
       43,460  Cipe France.................      2,742,961
               --Business & Public Services
       12,000  Ecco Travail Temporaire.....        885,640
               --Business & Public Services
       30,000  Elf Aquitaine...............      2,029,643
               --Energy Sources
        6,900  Esso Francaise..............        803,551
               --Energy Sources
       40,000  Michelin....................      1,758,251
               --Tire & Rubber
        8,000  Pinault Printemps Redoute...      1,700,430
               --Merchandising
        6,932  Societe Eurafrance..........      2,060,533
               --Financial Services
       30,000  Television Francaise........      2,968,422
               --Broadcasting & Publishing
       66,000  Total SA Class B............      4,004,316
               --Energy Sources
                                             -------------
                                                24,484,826
                                             -------------

----------------------------------------------------------
   SHARES              DESCRIPTION               VALUE
----------------------------------------------------------
               GERMANY--9.6%
       11,440  +AGAB AG....................  $   1,206,327
               --Financial Services
        1,320  +AGAB AG (Warrants)(b)......          1,206
               --Financial Services
       10,000  Bayer AG....................      2,558,875
               --Chemicals
       40,000  Deutsche Bank AG............      1,912,970
               --Banking
       42,000  Deutsche Pfandbrief Und
                 Hypothekenbank............      1,889,631
               --Banking
        3,000  Felton and Guilleaume.......        558,875
               --Utilities--Electric & Gas
        1,750  Fresenius AG................      1,500,879
               --Health & Personal Care
       16,000  HeidelBerger Zement
                 (Warrants)(c).............        140,598
               --Building Materials &
                 Components
        7,900  Kiekert AG..................        488,717
               --Automobiles
       23,200  Leifheit AG.................      1,076,415
               --Appliances & Household
                 Durables
        4,500  Mannesmann AG...............      1,483,656
               --Machinery & Engineering
        1,260  Marschollek Lautenschlager
                 Partners (Ordinary).......        850,334
               --Financial Services
       18,550  Praktiker Bau Und...........        642,241
               --Appliances & Household
                 Durables
                                             -------------
                                                14,310,724
                                             -------------
               HUNGARY--0.6%
       16,000  +Gedeon Richter.............        292,800
               --Pharmaceutical
                 Distribution
       15,000  Pannonplast Muanyagipari....        196,050
               --Consumer Goods
       18,200  +Pharmavit (GDR) (1)........        161,434
               --Health & Personal Care
       10,000  Primagaz Hungaria...........        287,100
               --Utilities--Electric & Gas
                                             -------------
                                                   937,384
                                             -------------

----------------------------------------------------------
   SHARES              DESCRIPTION               VALUE
----------------------------------------------------------
               IRELAND--1.1%
      200,000  Irish Continental Group
                 PLC.......................  $   1,623,075
               --Transportation--Shipping
                                             -------------
                                                 1,623,075
                                             -------------
               ITALY--0.8%
       34,500  Industrie Natuzzi SPA (ADS)
                 (CNV 1 Ordinary) (2)......      1,229,062
               --Appliances & Household
                 Durables
                                             -------------
                                                 1,229,062
                                             -------------
               LUXEMBOURG--0.7%
       12,000  Safra Republic Holding......      1,044,000
               --Banking
                                             -------------
                                                 1,044,000
                                             -------------
               NETHERLANDS--5.0%
           17  +A.B. Capital Fund*.........        466,498
               --Business & Public Services
      150,000  Elsevier....................      1,929,957
               --Broadcasting & Publishing
       29,000  Nutricia Ver Bedrj..........      2,189,606
               --Food & Household Products
        5,000  Polynorm NV.................        530,346
               --Metals--Steel
       18,000  Ver Ned Uitgevers Bezit.....      2,395,029
               --Broadcasting & Publishing
                                             -------------
                                                 7,511,436
                                             -------------
               NORWAY--2.2%
      810,000  Christiania Bank OG.........      1,927,493
               --Banking
      118,750  Schibsted AS................      1,393,935
               --Broadcasting & Publishing
                                             -------------
                                                 3,321,428
                                             -------------
               PORTUGAL--0.9%
      100,000  Banco Espirito Santo
                 (Registered)..............      1,372,707
               --Banking
                                             -------------
                                                 1,372,707
                                             -------------
               SPAIN--2.7%
       87,499  +Banco Espanol de Credito
                 (Registered)..............        582,096
               --Banking
       20,000  Banco Santander.............        840,500
               --Banking
----------------------------------------------------------
   SHARES              DESCRIPTION               VALUE
----------------------------------------------------------
       42,837  Estacion Subterraneos.......  $     794,114
               --Services
      133,097  Europistas Concesionaria
                 Espanola SA...............      1,025,817
               --Business & Public Services
      350,000  +Sotogrande.................        820,623
               --Finance
                                             -------------
                                                 4,063,150
                                             -------------
               SWEDEN--9.0%
       40,000  Asea AB.....................      3,964,332
               --Electrical & Electronics
       30,000  Autoliv AB..................      1,825,869
               --Electronic Components
       93,000  Avesta--Sheffield...........      1,011,467
               --Metals--Steel
       18,000  Elekta AB (B Free)..........        770,106
               --Electrical & Electronics
        2,200  Hennes & Mauritz............        141,345
               --Merchandising
       62,500  Securitas AB (Series B).....      2,241,821
               --Health & Personal Care
       42,100  Svedala Industrie...........      1,267,506
               --Machinery & Engineering
       94,000  Svenska Stal AB (Series A)..      1,002,031
               --Metals--Non-Ferrous
       80,000  Svenska Stal AB (Series B)..        858,555
               --Metals--Non-Ferrous
       20,000  Terra Mining (Series A).....        357,251
               --Multi-Industry
                                             -------------
                                                13,440,283
                                             -------------
               SWITZERLAND--5.4%
        3,240  +Adia SA (Bearer)...........        593,717
               --Business & Public Services
          560  Bobst AG (Bearer)...........        869,808
               --Machinery & Engineering
        4,410  Fust AG.....................      1,327,618
               --Appliances & Household
                 Durables
        1,900  Hilti AG (Participating
                 Certificates).............      1,707,679
               --Industrial Components
        3,775  Landis & Gyr SA
                 (Registered)..............      2,322,317
               --Electrical & Electronics
        1,330  Phoenix Mecano..............        673,124
               --Capital Equipment
          300  Sig Schweizerische..........        636,126
               --Machinery & Engineering
                                             -------------
                                                 8,130,389
                                             -------------

----------------------------------------------------------
   SHARES              DESCRIPTION               VALUE
----------------------------------------------------------
               TURKEY--0.2%
      372,000  Erciyas Biracilik...........  $     231,012
               --Beverages & Tobacco
                                             -------------
                                                   231,012
                                             -------------
               UNITED KINGDOM--27.7%
      150,000  Allied--Domecq PLC
                 (Ordinary)................      1,276,487
               --Beverages & Tobacco
      100,000  Amersham International PLC
                 (Ordinary)................      1,540,792
               --Health & Personal Care
      200,000  Bemrose Corp. PLC
                 (Ordinary)................      1,280,043
               --Forest Products & Paper
                 Materials
      415,809  Birkby PLC (Ordinary).......      1,107,218
               --Real Estate
      250,000  British Airport Authority
                 PLC (Ordinary)............      1,982,783
               --Business & Public Services
      200,000  +British Biotechnology Group
                 PLC (Ordinary)............      2,812,934
               --Health & Personal Care
           30  +British Biotechnology Group
                 PLC (Warrants)(d).........            163
               --Health & Personal Care
      250,000  Cable & Wireless PLC
                 (Ordinary)................      1,646,969
               --Telecommunications
      115,915  Cadbury Schweppes PLC
                 (Ordinary)................        874,458
               --Food & Household Products
       74,000  Domestic & General Group
                 (Ordinary)................      1,588,075
               --Insurance
      500,000  Fisons PLC..................      2,030,685
               --Health & Personal Care
      200,000  GKN PLC (Ordinary)..........      2,612,631
               --Machinery & Engineering
      200,000  Grand Metropolitan PLC
                 (Ordinary)................      1,409,628
               --Beverages & Tobacco
      150,000  Great Universal Store PLC...      1,409,825
               --Merchandising
----------------------------------------------------------
   SHARES              DESCRIPTION               VALUE
----------------------------------------------------------
      666,666  Halma PLC (Ordinary)........  $   1,812,076
               --Machinery & Engineering
      400,000  Hays PLC (Ordinary).........      2,187,135
               --Business & Public Services
      318,000  Hewden--Stuart Plant PLC
                 (Ordinary)................        718,626
               --Construction & Housing
      160,000  Jarvis Porter Group PLC.....        704,182
               --Forest Products & Paper
                 Materials
      500,000  Mai PLC (Ordinary)..........      2,552,184
               --Financial Services
      200,000  Marks & Spencer PLC
                 (Ordinary)................      1,371,305
               --Merchandising
      150,000  Pearson PLC (Ordinary)......      1,405,084
               --Broadcasting & Publishing
      100,000  Reuters Holdings PLC
                 (Ordinary)................        884,770
               --Business & Public Services
      300,000  Royal Bank of Scotland PLC
                 (Ordinary)................      2,129,257
               --Banking
      195,000  Serco Group PLC (Ordinary)..      1,124,779
               --Business & Public Services
       75,000  Thorn EMI PLC (Ordinary)....      1,746,725
               --Appliances & Household
                 Durables
       60,000  Unilever PLC (Ordinary).....      1,199,448
               --Food & Household Products
      750,000  +Waterford Wedgwood PLC
                 (Units)...................        758,544
               --Food & Household Products
      220,000  Wolseley PLC (Ordinary).....      1,275,500
               --Building Materials &
                 Components
                                             -------------
                                                41,442,306
                                             -------------
               Total Common Stocks & Warrants
               (cost--$113,898,396)........    125,813,753
                                             -------------

----------------------------------------------------------
   SHARES/
 FACE AMOUNT            DESCRIPTION              VALUE

----------------------------------------------------------
PREFERRED STOCKS -- 6.3%
                FINLAND--3.3%
        70,000  Nokia AB (Oy)..............  $   4,907,574
                --Electrical & Electronics
                                             -------------
                                                 4,907,574
                                             -------------
                GERMANY--3.0%
         2,590  Marscholleck Lautenschlager
                  Partners (Non-Voting)....      1,673,258
                --Financial Services
         3,011  Rhoen Klinikum
                  (Non-Voting).............      2,751,705
                --Health & Personal Care
                                             -------------
                                                 4,424,963
                                             -------------
                Total Preferred Stocks
                (cost--6,061,529)..........      9,332,537
                                             -------------
CONVERTIBLE BONDS -- 3.3%
                FINLAND--0.7%
  FIM4,550,000  Lounais Suomen Sah, 7.425%
                  due 3/29/2001............      1,004,826
                --Utilities--Electric & Gas
                                             -------------
                                                 1,004,826
                                             -------------
                FRANCE--0.8%
   FF5,331,730  Virbac, 5% due
                  12/31/2001...............      1,165,850
                --Health & Personal Care
                                             -------------
                                                 1,165,650
                                             -------------
                NETHERLANDS--1.6%
  NLG4,000,000  Draka Holding, 4.5% due
                  5/18/2001................      2,418,000
                --Finance
                                             -------------
                                                 2,418,000
                                             -------------
----------------------------------------------------------
   SHARES/
 FACE AMOUNT            DESCRIPTION              VALUE
----------------------------------------------------------
                NORWAY--0.2%
   NK1,200,000  Saga Petroleum, 9% due
                  12/31/1999...............  $     321,009
                --Energy Sources
                                             -------------
                                                   321,009
                                             -------------
                Total Convertible Bonds
                (cost--$4,497,083).........      4,909,485
                                             -------------
OTHER INVESTMENTS -- 0.2%
                UNITED KINGDOM--0.2%
    GBP215,016  Carlton Communications PLC
                  Loan Note Certificates,
                  2.256% due 1/31/99 (cost
                  $318,331)................        339,790
                --Business & Public
                  Services
                                             -------------
                                                   339,790
                                             -------------
                Total Investments--93.9%
                  (cost -- $124,775,339)...    140,395,565
                Unrealized Appreciation on
                  Foreign Currency
                  Contracts--0.0% (e)......          6,520
                Other Assets in Excess of
                  Liabilities--6.1%........      9,134,689
                                             -------------
                Net Assets--100.0%.........   $149,536,774
                                             -------------
                                             -------------

------------------
(a)  The  warrants enable the holder  to subscribe to one  'A' share for every 6 warrants held at a price of FM 92.6 per share unitl June 28, 1996.
(b)  The warrants enable the holder to subscribe to one ordinary share for every warrant held at DM 304 per share until March 11, 1996.
(c)  The warrants enable the holder to subscribe to one ordinary share for every
     10 warrants held at DM 1215 per share until June 13, 2000.
(d)  The warrants enable the holder to subscribe to one ordinary share for every warrant held at GBP 5.25 per share until January 31, 1996.
(e)  Foreign Currency contracts as of September 30, 1995 are as follows:

--------------------------------------------------------------------------------
EXPIRATION   CURRENCY               CURRENCY
   DATE     PURCHASED     VALUE       SOLD        VALUE
---------------------------------------------------------
October     Finnish
1995        Marka       $ 688,635  U.S. Dollar  $ 682,115
---------------------------------------------------------
Total Foriegn Currency
  Contracts...........  $ 688,635               $ 682,115
                        ---------               ---------
                        ---------               ---------
---------------------------------------------------------

(1) Global Depositary Receipt (GDR).
(2) American Depositary Shares (ADS).
 + Non-income producing security.
 * Investment in restricted security with an aggregate value of $466,498. The investment was acquired on October 22, 1990 for $759,153, and it represents 0.31% of net assets at September 30, 1995.

         -------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and
      Director
     RICHARD J. OLDFIELD, President
     GEORGE F. BENNETT, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON N. LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     FRANCOIS-XAVIER ORTOLI, Director
     STEVEN W. GOLANN, Vice President and Secretary
     JAMES M. DONALD, Vice President, Treasurer and
      Assistant Secretary
     THADDEA M. FELDMAN, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

                ------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund
Reports, please call 1 (800) 543-6217 or (609)
282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands
Limited
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9011
Princeton, New Jersey 08543
CUSTODIAN--
Morgan Guaranty Trust Co.
60 Victoria Embankment
London EC4Y OJP
England
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

This   report  is  for  shareholder
information.   This   is   not    a
prospectus  intended for use in the
purchase or sale of Fund shares.

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International (Jersey) Limited, relying on investment advice from Mercury Asset Management International Ltd.

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds."

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT PLAN-SUMMARY

  An automatic Dividend Reinvestment Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  If you wish to participate and your shares are held in your own name, no action is required on your part. However, if your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries To:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                               SEPTEMBER 30, 1995